UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2024

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RECRUITER.COM GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-53641	90-1505893
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 Farmington Avenue, Suite 252,

Bristol, CT 06010

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (855) 931-1500

Not Applicable

(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to 12(b) of the Act:

Title of class	Trading symbol	Name of exchange on which registered
Common Stock	RCRT	NASDAQ Capital Market
Common Stock Purchase Warrants	RCRTW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On June 11, 2024, Recruiter.com Group, Inc. (the “Company”) issued a press release announcing that on June 6, 2024, the Company was formally notified by Nasdaq that it had evidenced full compliance with all requirements for continued listing on The Nasdaq Capital Market, including the Minimum Stockholders’ Equity Requirement, as described in Item 8.01 below.  A copy of the press release is attached as Exhibit 99.1 hereto and is hereby incorporated by reference herein.

Item 8.01. Other Events.

As previously reported on August 22, 2023, the Company received a notification letter from the Nasdaq Listing Qualifications Staff (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) on August 17, 2023, notifying the Company that it was not in compliance with the minimum stockholders’ equity requirements set forth in Nasdaq Listing Rule 5550(b)(1) (the “Minimum Stockholders’ Equity Requirement”) because (i) its stockholders’ equity as reported in its Quarterly Report on Form 10-Q for the period ended June 30, 2023 was not at least $2,500,000 and (ii) the Company did not currently meet the alternatives of market value of listed securities or net income from continuing operations.  The Staff granted the Company’s request for an extension until February 13, 2024, to comply with this requirement.  However, the Company failed to meet the terms of the extension, and on February 16, 2024, Staff sent a Delist Determination.

On February 21, 2024, the Company submitted a hearing request to Nasdaq’s Hearings Department. The hearing request stayed the delisting of the Company’s securities pending the panel’s conclusion of the hearing process.  The hearing was held on April 18, 2024, and by decision dated May 9, 2024, the Panel granted the Company an extension to evidence compliance with all applicable continued listing criteria, through May 20, 2024.

On June 6, 2024, the Company was formally notified by Nasdaq that it had evidenced full compliance with all requirements for continued listing on The Nasdaq Capital Market, including the Minimum Stockholders’ Equity Requirement.

The Company remains subject to a “Panel Monitor” as that term is defined under Nasdaq Listing Rule 5815(d)(4)(A), through June 6, 2025. Under the terms of the Panel Monitor, in the event the Company fails to satisfy any requirement for continued listing on The Nasdaq Capital Market during the monitoring period, the Company will be required to request a hearing before the Panel in order to maintain its listing rather than taking the interim step of submitting a compliance plan for the Nasdaq Listing Qualifications Staff’s (the “Staff”) review or receiving any otherwise applicable grace period.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated June 11, 2024

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 11, 2024

Recruiter.com Group, Inc.

/s/ Granger Whitelaw
Granger Whitelaw
Chief Executive Officer

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